Supplement dated March 9, 2021
to the Statement of Additional Information (the “SAI”), dated May 1, 2020, as supplemented, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio (VP) - Strategic Income Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – Strategic Income Fund	Jason Callan	14 RICs 18 PIVs 5 other accounts	$20.29 billion $9.43 billion $1.30 million	None	Columbia Management	Columbia Management
	Gene Tannuzzo	8 RICs 1 PIV 65 other accounts	$14.39 billion $84.11 million $1.64 billion	None
	Alexandre (Alex) Christensen(b)	6 other accounts	$0.22 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-33 A (3/21)